UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2022

ALLEGION PUBLIC LIMITED COMPANY

(Exact name of registrant specified in its charter)

Ireland	001-35971	98-1108930
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D Iveagh Court Harcourt Road Dublin 2	D02 VH94
(Address of principal executive offices, including zip code)	(Zip Code)

(353)(1) 2546200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 1⁄2	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 5, 2022, Allegion US Holding Company Inc., a subsidiary of Allegion plc (such subsidiary, the “Company”) consummated the previously announced transactions contemplated by the Transaction Agreement (the “Transaction Agreement), dated April 22, 2022, with Stanley Black & Decker, Inc., a Connecticut corporation (“Stanley Parent”), Stanley Black & Decker Canada Corporation, an unlimited liability company incorporated under the laws of the province of Nova Scotia, various other selling entities and Stanley Access Technologies LLC, a Delaware limited liability company (“Stanley”), pursuant to which the Company acquired the automatic door business, operations and assets owned by Stanley Parent and its affiliates (the “Transaction”), including Stanley (the “Business”).

In connection with the Transaction, Stanley Parent and its affiliates sold, assigned, transferred, conveyed and delivered to the Company all right, title and interest in and to the assets, properties and rights primarily used or primarily held for use in connection with the Business. The Company funded the aggregate purchase price through the issuance of proceeds from its $600,000,000 aggregate principal amount of its 5.411% Senior Notes due 2032 together with cash on hand and additional borrowings under its revolving credit facility.

The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed on April 22, 2022, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 5, 2022, the Company issued a press release announcing the completion of the Transaction, a copy of which is attached as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated as of July 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC
(Registrant)

Date: July 5, 2022	/s/ Michael J. Wagnes
Michael J. Wagnes Senior Vice President and Chief Financial Officer